SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 21, 2005
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(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      North Carolina                333-120922                56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



301 South College Street, Charlotte, North Carolina         28288-0166
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (704) 374-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

            Attached is a collateral term sheet (the "Term Sheet") furnished to the Registrant on behalf of the underwriters by Wachovia Capital Markets, LLC (and when joined by Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Nomura Securities International, Inc. and Goldman, Sachs & Co., the "Underwriters"), in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2005-C20 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-120922) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

            The Term Sheet was prepared by the Underwriters; the Registrant did not prepare or participate in the preparation of the Term Sheet.

            Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99 Term Sheet.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/ William J. Cohane
                                      ------------------------------------------
                                      Name: William J. Cohane
                                      Title: Managing Director

Date: July 21, 2005

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.              Description                             Page
--------------           -----------                             ----

99                       Term Sheet